UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               December 5, 2001 (Date of earliest event reported)


                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                       0-27646                   87-0482806
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                       2375 East Camelback Road, Suite 500
                             Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (602) 387-5353


                 246 East Watkins Street, Phoenix, Arizona 85004
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 5, 2001, Gum Tech International, Inc. ("Gum Tech") purchased from Zensano, Inc. ("Zensano") its 40% ownership interest in Gel Tech, L.L.C. ("Gel Tech"). As a result of the purchase, Gel Tech is a wholly-owned subsidiary of Gum Tech. In consideration for the 40% interest in Gel Tech, Gum Tech paid to Zensano $6.1 million in cash at closing and has agreed to make four additional payments to Zensano of $2.75 million each over the next two years. Gum Tech may also be required to pay certain additional cash consideration to Zensano in mid-2002 if certain product sales levels for Gel Tech are met in Gel Tech's fiscal year ended December 31, 2001 and in its first quarter ended March 31, 2002. The consideration payable by Gum Tech was determined through negotiations among Gum Tech, Zensano and Zensano's parent company, Zengen, Inc., a privately-owned California corporation ("Zengen"). Gum Tech's payment of the purchase price is being made from working capital.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF GEL TECH:

     Financial Statements of Gel Tech will be filed by amendment hereto not later than February 18, 2002.

(b)  PRO FORMA FINANCIAL INFORMATION:

     Pro forma financial information will be filed by amendment hereto not later than February 18, 2002.

(c)  EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
10.1 Purchase Agreement dated as of December 5, 2001 among Gum Tech, Zengen and Zensano.

10.2 Confidentiality and Non-Competition Agreement dated as of December 5, 2001 among Gum Tech, Gel Tech, Zengen, Zensano and certain individuals associated with Zengen and Zensano.

10.3      Security  Agreement  dated as of December 5, 2001 between Gum Tech and
          Zensano.

99.1 Gum Tech International, Inc. Press Release dated December 5, 2001 titled "Gum Tech International, Inc. Acquires Remaining Interest in Gel Tech, LLC."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GUM TECH INTERNATIONAL, INC.
                                       (Registrant)


                                       /s/ William J. Hemelt
                                       -----------------------------------------
                                       (Signature)

                                       William J. Hemelt
                                       Executive Vice President, Chief Financial
                                       Officer and Secretary

Date: December 12, 2001

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
10.1 Purchase Agreement dated as of December 5, 2001 among Gum Tech, Zengen and Zensano.

10.2 Confidentiality and Non-Competition Agreement dated as of December 5, 2001 among Gum Tech, Gel Tech, Zengen, Zensano and certain individuals associated with Zengen and Zensano.

10.3      Security  Agreement  dated as of December 5, 2001 between Gum Tech and
          Zensano.

99.1 Gum Tech International, Inc. Press Release dated December 5, 2001 titled "Gum Tech International, Inc. Acquires Remaining Interest in Gel Tech, LLC."